Exhibit 99.1 February 2014

CORE
GROWTH
Creating value by leveraging our
structural competitive advantages
to gain share and drive profitable
growth in a recovering market
INCREMENTAL
GROWTH
utilizing our strong balance sheet
and cash flow
Creating incremental value by

A Solid Foundation to Maximize Long-Term Shareholder Value

Maximizing
Long-Term Value
Incremental Growth
Creating incremental value by
utilizing our strong balance
sheet and cash flow
Core Growth
Creating value by leveraging our
structural competitive advantages to gain
share and drive profitable growth in a
recovering market
Solid Business Model
Structural competitive advantages
Attractive product categories
Operational/management excellence
Demonstrated market outperformance
Strong capital structure
Consumer-driven innovation

Strong capital structure
Demonstrated market
outperformance
Operational excellence
Consumer driven innovation
Solid Business Model
4
Attractive product categories
Consumer involved in purchase
Keeps product lines fresh and
on trend – exciting consumers
Creates industry leading
performance across the business
Consistent share gains across
business over 25 years and through
multiple cycles
Low leverage and strong cash flow
creates flexibility for incremental growth
Structural competitive
advantages
Drives outsized growth and share
gains in a recovering market

CORE GROWTH Creating value by leveraging our structural competitive advantages to gain share and drive profitable growth in a recovering market

Fortune Brands Home & Security
2013 Sales: $4.2B

Kitchen &
Bath Cabinetry
Plumbing &
Accessories
Windows &
Door Systems
Security &
Storage
7.3%
Operating
Margin
1
Brand Leadership
#1
#1
Kitchen & bath
residential cabinet
manufacturer in
North America
Faucet brand in
North America
Ranked highest in
customer satisfaction
with Windows and Doors,
4 years in a row.*
#1 Fiberglass residential
entry door brand in
U.S. among builders
and remodelers.*
Padlock brand in
North America
*Refer to Reference page for source(s)
#1
Net
Sales
17.8%
2.4%
15.8%
$1.6B
$1.3B
$0.7B
$0.6B
1
Before Charges/Gains

Benefits of Competitive Advantages
Leading North American market share and growing
Largest and growing share in critical dealer channel
and continuing strong home center presence
Increased market share 500 basis points over the
last 5 years and captured overall #1 position
Market leadership allows disciplined focus on
profitable growth
Performance – First Phase
COMPETITIVE ADVANTAGES
Regional supply chain and service
footprint provides dealers with more local
production and prompt service
• Dealers represent more than 50% of the
market with local manufacturers supplying
50% of the market
Multiple brands allow designers and
retailers to offer unique brands
Efficient tools that allow designers to
move customers across brands
World-class service and trusted quality
• Must meet designer and customer needs
Consistent flow of consumer focused
innovation – Approximately 30% of 2013
sales from products introduced over the
past 3 years.
• Innovation builds demand by exciting
consumers
Kitchen & Bath Cabinetry
Largest and most profitable North American cabinet business well-positioned to continue to gain share and drive profitable growth
Growth Potential – Next Phase
Sales $2+ billion
Growing North American market share
Operating margins return to 14%
1
Operating Income Before Charges/Gains
$1.3
$1.3
$1.6
'11 '12 '13
NET SALES
($ in Billions)
$18
$40
'11 '12 '13
PROFIT
1
($ in Millions)
$121

Growth Potential – Next Phase
Benefits of Competitive Advantages
Leading market share in North America and
growing
Growing international business and global brand
recognition
COMPETITIVE ADVANTAGES
Exclusive national, multi-year contracts
with majority of largest builders
• Large builders purchase through
wholesalers
Large embedded base of Moen faucets in
North America
• Embedded base from years of category
leadership drives repair & remodel back
to brand
Consistent flow of consumer focused
innovation – 24% of 2013 sales from
products introduced in the last 3 years
Flexible global supply chain
Strong and growing brand in China – built
organically over time
Plumbing & Accessories
North American market share leader well-positioned to gain share and drive profitable growth
Performance – First Phase
1
Operating Income Before Charges/Gains
NET SALES
($ in Billions)
PROFIT
1
($ in Millions)
$0.96
$1.1
$1.3
'11 '12 '13
$138
$169
$230
'11 '12 '13
Double digit sales growth with continued
share gains
Operating margins in high teens
Larger international business in China
and emerging markets

Benefits of Competitive Advantages
Therma-Tru is the leading fiberglass entry door
brand in North America and growing
Simonton is ranked highest in consumer and
trade satisfaction by J.D. Powers
Growth Potential – Next Phase
Mid-teens sales growth
Return to double digit operating margins
COMPETITIVE ADVANTAGES
Innovative fiberglass material leadership
• Fiberglass is the fasting growing segment
of the entry door market
• Continued stream of innovation in door
styles, finishes, and decorative glass
designs
Best fabricator network and full entry door
system approach
• Fabricators add value by assembling and
installing the entry door system
Most dependable lead times for
replacement vinyl windows
• Fragmented industry requires product
differentiation
Windows & Doors
Leader in fiberglass entry doors and best lead times in vinyl window industry
9
Performance – First Phase
1
Operating Income Before Charges/Gains
$553
$587
$658
'11 '12 '13
NET SALES
($ in Millions)
$(4)
$4
$16
'11 '12 '13
PROFIT
1
($ in Millions)

Benefits of Competitive Advantages
Master Lock holds leading market share of domestic
retail padlocks
Broad distribution in both retail and commercial
Growing international sales through multiple
channels
COMPETITIVE ADVANTAGES
Master Lock has leading brand
awareness and strong global brand
recognition
• Brands drive the majority of retail sales
Consistent flow of consumer focused
innovation – 23% of 2013 segment sales
from products introduced over the past
three years
• Innovation drives demand and refreshes
the category
Recently developed commercial
electronic locking capabilities and
solutions
• Growing demand for electronic locking
solutions
Flexible global supply chain
Security & Storage
Master Lock is an iconic brand with strong market share and significant potential to leverage the brand to expand globally
10
Performance – First Phase
Growth Potential – Next Phase
Double digit growth for security products
Larger and growing international business
Growing electronic solutions become a
meaningful portion of business
$577
1
Operating Income Before Charges/Gains
$570
'11 '12 '13
NET SALES
($ in Millions)
$557
$63
$74
$90
'11 '12 '13
PROFIT
1
($ in Millions)

Market Outlook

We have come through a historic downturn but still have a long way to go to return to the long-term average housing starts – driven by household formations and demolitions.
Source:  U.S. Census Bureau and internal company data

Consumers’ confidence also drives willingness to
invest in their homes
• Employment
• Home prices are improving
• Access to credit
FBHS is well-positioned to capture R&R market
growth
• Two thirds of FBHS home segments’ sales
are driven by R&R
• Leading share of the cabinet dealer channel
• Large embedded base of Moen faucets
Pent-up demand has developed
• From 2007 – 2012 R&R growth was
significantly below the long-term historical
average, even negative for a period
• Early in the recovery big-ticket projects
lagged even further, as expected
• The median age of homes in the U.S. has
increased and is now 40 years
• Homes built during 1996-2006 are entering a
remodel period
Market Outlook
In addition to public data, we receive unique insight to current R&R market trends from our leading position in the Kitchen & Bath dealer channel
12
Repair & Remodel (“R&R”)
Long-term Historical Average
7%
6-7%
5-6%
5-6%
4-5%
2012 2013E 2014E 2015E 2016E

Potential From Core Growth
Creating value by leveraging our structural competitive advantages to gain share and drive profitable growth in a market that we expect to recover to 1.5M housing starts and 6-7% R&R growth
First Phase 2 Years
Demonstrated Success Growth
NET $3.3 $4.2 25%
SALES
($ in Billions)
‘11 ‘13
9.3% 4.4 pts
Operating 4.9%
Margin1
‘11 ‘13
$480 84%
EBITDA1 $261
($ in Millions)
‘11 ‘13
$1.50 150%
EPS1 $0.60
‘11 ‘13
Next Phase 3+ Years
Platforms and Market Growth Potential
Growth
$6.0
$4.2 43%
‘13 ‘16+
14% +
9.3% 4.7 pts
‘13 ‘16+
$900-$950
$480 90%
‘13 ‘16+
$3.00-$3.25
$1.50 100%
‘13 ‘16+
1Before Charges/Gains

INCREMENTAL GROWTH Creating incremental value by utilizing our strong balance sheet and cash flow

Incremental Growth Opportunities
Over the next
3+
years, the combination of free cash flow and reasonable
3+ Years Outlook
($ in Billions)
EBITDA
EBITDA
$1.0
$1.8
$2.8
Cumulative Free
Cash Flow
Balance Sheet
Leverage
Cash Available to
Drive Incremental
Value
2.0x
1.5x

debt leverage could create $2.8 billion of available cash
+

Capital Allocation
Acquisitions
• Expand in current categories or adjacent categories globally
• Evaluate new, complementary categories
• Enhanced internal capabilities to execute acquisitions
Dividend reflects Board’s confidence in performance and long-term cash flow
• Potential to increase dividend independent of other uses of cash
• Less than 30% payout ratio
• Should not limit growth prospects
Share repurchase
• Repurchased $61 million of FBHS shares through 2013
Efficient cash management providing maximum flexibility to leverage cash and a strong balance sheet for acquisitions, expansion into new markets and adjacent categories, and return cash to shareholders

Next Phase – Leverage the Model
Continue to leverage structural competitive
advantages, brand building and consumer driven
innovation to gain market share
Accelerate investment in market expansion
Multiple Growth Opportunities
Initially, the economic recovery will drive significant organic growth. Beyond the recovery, product innovations, market expansions and acquisitions will accelerate growth as cash and a strong balance sheet are leveraged to create value.
Time
First Phase
Next Phase
17
Beyond
Before Charges/Gains
Improved Financial Performance
• Increased net sales 25% to over $4B
First Phase – Proved the Model
Further Strengthened Balance Sheet
• EBITDA  grew 84% and EPS was up 150%
• Reduced Net Debt/EBITDA to nearly ZERO
Deployed Capital
• Initiated 10¢ quarterly dividend, increased to 12¢ for 2014
• Acquired WoodCrafters for $300M
• Repurchased $61M of shares
Strengthened Organization
• Aligned management compensation to drive shareholder
value through an increased focus on equity compensation
• Brought in proven, experienced talent for key leadership roles
• Enhanced strategy and corporate development team to help
drive the next phase of growth
Expand capacity to capture growth
1
1
Return cash to shareholders through dividends
and share repurchases
Acquire to expand in current and new
complementary categories globally
1

2014 Guidance
Based on more than two years of strong and improving performance and continued confidence in the home products market recovery, FBHS expects the following performance for full-year 2014 results:
2013 Actual 2014 Guidance
U.S. Home
Products Market
10% +10-11%
Net Sales $4.2B +11-13%
EPS
1
$1.50 $1.91 - $2.01
1
Before Charges/Gains

Disclaimer

This presentation contains certain “forward-looking statements” regarding business strategies, market potential, future financial performance and other matters, including all statements with respect to the
"Next Phase" and "guidance" and statements with words such as "will," "should," "could," "expects,"
"potential" or "projected." Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations at the time this presentation. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including the risks described in our Annual Report on Form 10-K as filed with the Securities and
Exchange Commission. Except as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or changes to future results over time or otherwise.
This presentation includes financial measures, including EBITDA before charges/gains, EBITDA margin before charges/gains, operating income before charges/gains, operating margin before charges/gains, unlevered free cash flow, and diluted EPS before charges/gains, that are derived on the basis of methodologies other than in accordance with U.S. generally accepted accounting principles (GAAP). We offer these measures to assist investors in assessing our financial performance and liquidity under GAAP, but investors should not rely on these measures as a substitute for any GAAP measure, including net income or operating income. In addition, these measures may be inconsistent with similarly titled measures presented by other companies. For more information, including reconciliations of these non-GAAP financial measures to the most comparable
GAAP measures, please visit the “Investor Center” section of the Company’s website at
www.FBHS.com.

Appendix
CORE
GROWTH
Creating value by leveraging our
structural competitive advantages
to gain share and drive profitable
growth in a recovering market
INCREMENTAL
GROWTH
Creating incremental value by
and
strong balance sheet utilizing our
cash flow

Balanced & Diverse Business Mix

*Source:  Internal company data for year ended December 31, 2013
Repair &
Remodel
46%
New
Construction
22%
Security &
Storage 11%
Commercial
5%
International
16%
By End Market*
Home
Centers 29%
Wholesale
29%
Dealers 15%
Other Retail
7%
Builder
Direct
4%
International
16%
By Channel*
Repair &
Remodel
68%
Domestic Home
Products Market*
New
Construction
32%
Our business mix is driven by Repair and Remodel
International is 16% of net sales, Canada is 10% and China is 4%

Fiscal Year Ending December 31
2006 2009 2011 2012 2013
Net Sales $4,694 $3,007 $3,329 $3,591 $4,157
% Growth vs. Prior Year 13% (20%) 3% 8% 16%
Operating Income
1
$   678 $      81 $     163 $   228 $     388
% Operating Margin
1
14% 3% 5% 6% 9%
EBITDA
1
$   826 $    195 $     261 $   321 $     480
% EBITDA Margin
1
18% 6% 8% 9% 12%
Unlevered Free Cash Flow
2
$   464 $    280 $     130 $   331 $     259
Since 2009, we have restructured, recovered, and are
moving forward towards earnings and cash flow growth
22
($ millions)
1
Before Charges/Gains;  ² Including incremental standalone corporate expenses for periods prior to the spin-off from Fortune Brands, Inc.

References

Page 7:
Brand Use Studies, 2013 Builder  and 2013 Remodeling Magazines
Page 7: Simonton Windows received the highest numerical score among window and door manufacturers in in 2013). 2013 study based on responses from 2,554 consumers measuring 11 brands and measures opinions of consumers who purchased new windows or patio doors in the previous 12 months. Proprietary study results are based on experiences and perceptions of consumers
surveyed  in  January  –  February  2013.  Your  experiences  may  vary.   Visit:
SM
www.JDPower.com
.
a tie in the proprietary J.D. Power 2010-2013 Windows and Patio Doors Satisfaction Studies       (Tied